                                                                    Exhibit 99.3



                      REAFFIRMATION OF CO-OBLIGOR AGREEMENT

      This REAFFIRMATION OF CO-OBLIGOR AGREEMENT (this "Reaffirmation") is made and entered into effective as of December 15, 2004, by and among Big 5 Corp., a Delaware corporation and Big 5 Services Corp., a Virginia corporation (collectively, the "Co-Obligors"), and The CIT Group/Business Credit, Inc., a New York corporation, as agent for the Lenders described below (in its capacity as agent, the "Agent"). All initially capitalized terms used but not defined herein have the meaning given to them in that certain Second Amended and Restated Financing Agreement dated as of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the "Financing Agreement") by and among the Co-Obligors, the Agent, and the lenders party thereto from time to time (the "Lenders"). All references to the "Agreement" contained in the Co-Obligor Agreement (as defined below) shall be deemed to be references to the Financing Agreement and all references to the "Loan Documents" contained in the Co-Obligor Agreement shall be deemed to be references to the Financing Documents.

                                    RECITALS:

      A. The Co-Obligors, the Agent, and the Lenders have previously entered into that certain Amended and Restated Financing Agreement, dated as of March 20, 2003 (as amended and modified, from time to time, the "Prior Financing Agreement").

      B. In connection with and in consideration of the Prior Financing Agreement, the Co-Obligors executed and delivered to the Agent, for the benefit of the Lenders, that certain Co-Obligor Agreement dated as of January 28, 2004 (the "Co-Obligor Agreement").

      C. In connection with and in consideration of the Financing Agreement, and in order to induce the Agent and Lenders to enter into the Financing Agreement, the Co-Obligors desire to: (i) reaffirm all of their representations, warranties, covenants, agreements, waivers, indebtedness, liabilities, and obligations under the Co-Obligor Agreement; and (ii) acknowledge and agree that the Co-Obligor Agreement remains in full force and effect, including without limitation, with respect to the payment and performance of the Obligations (as defined in the Co-Obligor Agreement, the "Obligations").

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other valuable consideration, the adequacy, receipt, and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Reaffirmation. Each Co-Obligor hereby: (a) consents to and approves all of the terms of the Financing Agreement; (b) ratifies and confirms all of its indebtedness, liabilities, and obligations under the Co-Obligor Agreement; (c) reaffirms that all of its representations and warranties made in the Co-Obligor Agreement remain true and correct as of the date of this Reaffirmation (except to the extent that such representations or warranties are expressly made only as of another specific date); (d) reaffirms all of its covenants, agreements, indebtedness, liabilities, and obligations under the Co-Obligor Agreement, which include without limitation, the payment and performance of the Obligations; (e) reaffirms all waivers, including without limitation, all suretyship waivers, under the Co-Obligor Agreement; (f) agrees that the Co-Obligor Agreement remains in full force and effect; (g) agrees that the Co-Obligor Agreement continues to constitute the legal, valid, and binding obligations of the Co-Obligor enforceable against it in accordance with the terms of the Co-Obligor Agreement and that such obligations shall not be discharged or affected by any modification, extension, renewal, or amendment of the terms of the Financing Agreement or the Financing Documents; and (h) agrees and acknowledges that there are no defenses, counterclaims, or set-offs to the Co-Obligor Agreement or the covenants, agreements, indebtedness, liabilities, and obligations of the Co-Obligor under the Co-Obligor Agreement, and agrees that any (if any) such defenses, counterclaims, or set-offs are hereby expressly waived.

      2. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS REAFFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA AND APPLICABLE LAWS OF THE U.S. EACH CO-OBLIGOR IRREVOCABLY WAIVES ANY AND ALL RIGHT THE CO-OBLIGOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR CLAIM OF ANY NATURE RELATING TO THIS REAFFIRMATION, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS REAFFIRMATION, AND ANY TRANSACTION CONTEMPLATED BY ANY OF SUCH DOCUMENTS.

      3. Counterparts. This Reaffirmation may be executed in any number of counterparts, and by telecopy, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Reaffirmation by signing any such counterpart.

      4. Severability. Any provision of this Reaffirmation held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Reaffirmation and the effect of invalidation or unenforceability shall be confined to the provision held to be invalid or unenforceable.

      5. Successors and Assigns. This Reaffirmation shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns and is binding upon the Co-Obligors and their successors and assigns; provided, however, that the Co-Obligors may not assign or transfer any of their respective obligations hereunder without the prior written consent of the Agent.

      6. Headings. The headings, captions, and arrangements used in this Reaffirmation are for convenience only, are not a part of this Reaffirmation, and shall not affect its interpretation.

      7. ENTIRE AGREEMENT. THIS REAFFIRMATION REPRESENTS THE FINAL AGREEMENT BETWEEN THE CO-OBLIGORS AND THE AGENT RELATING TO THE SUBJECT MATTER OF THIS REAFFIRMATION AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN ANY OF THE CO-OBLIGORS, THE AGENT, OR THE LENDERS. THIS REAFFIRMATION SUPERSEDES ALL PRIOR (IF ANY) ORAL AGREEMENTS, ARRANGEMENTS, OR UNDERSTANDINGS RELATING TO THE SUBJECT MATTER OF THIS REAFFIRMATION.

                  [Remainder of Page Intentionally Left Blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation to be executed and delivered by their duly authorized officers effective as of the day and year first above written.

      Agreed and accepted, as of the date first written above, with the intent to be legally bound.

                                          CO-OBLIGORS:

                                          BIG 5 CORP.


                                          By:    /s/ CHARLES P. KIRK
                                                 -------------------------------
                                          Name:  Charles P. Kirk
                                                 -------------------------------
                                          Title: Senior Vice President and
                                                 Chief Financial Officer
                                                 -------------------------------

                                          BIG 5 SERVICES CORP.

                                          By:    /s/ GARY S. MEADE
                                                 -------------------------------
                                          Name:  Gary S. Meade
                                                 -------------------------------
                                          Title: Senior Vice President and
                                                 General Counsel
                                                 -------------------------------


                                          AGENT:

                                          THE CIT GROUP/BUSINESS CREDIT, INC.

                                          By:    /s/ ADRIAN AVALOS
                                                 -------------------------------
                                          Name:  Adrian Avalos
                                                 -------------------------------
                                          Title: Vice President
                                                 -------------------------------